                                                                   Exhibit 10.15


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
                     ---------------------------------------



         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as of February 17, 2003, is made by and between Inveresk Research International Limited, a company organized under the laws of Scotland under the Companies Acts (Company Number 91725) and having its registered office at Elphinstone Research Centre, Tranent, EH33 2NE (the "Company"), and D. J. Paul E. Cowan (the "Executive").

                                   BACKGROUND

         WHEREAS, the Executive and the Company are parties to that certain Employment Agreement, dated as of June 21, 2002 (the "Agreement"); and

         WHEREAS, the parties hereto desire to enter into this Amendment to amend certain provisions of the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment, intending to be legally bound, agree as follows:

         1. Amendment to Section 4.2. Section 4.2 of the Agreement is hereby amended and restated in its entirety as follows:

         "4.2.    Bonuses.

         (a) For each fiscal year of the Company ending during the Term, the Executive shall have the opportunity to receive an annual bonus in an amount of up to 33 percent of Annual Salary, as determined by the Board.

         (b) For each fiscal year ending during the Term, the Executive shall have the opportunity to receive an additional annual performance bonus in an amount of between 1 and 67 percent of Annual Salary, as determined by the Board."

         2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of Scotland.

         Except as modified herein, the Agreement is affirmed by the parties hereto in its entirety and shall remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which, taken together, shall be deemed to be one and the same instrument.


         IN WITNESS WHEREOF, these presents consisting of this and the preceding page are executed as follows:

SIGNED on behalf of Inveresk
Research International Limited by
Walter S. Nimmo, a director, on the 17th day of February 2003 before this witness:

   /s/ Amy E. Carriello                               /s/ Walter S. Nimmo
___________________________                       _____________________________
                                                           Director
   Amy E. Carriello
___________________________ Full Name

   200 Park Avenue
___________________________ Address

   New York, NY 10166
___________________________

   Attorney
____________________________ Occupation



SIGNED by the said D. J. Paul E. Cowan
on the 17th day of February 2003
before this witness:

   /s/ Amy E. Carriello                               /s/ D.J. Paul E. Cowan
___________________________                       _____________________________
                                                          D.J. Paul E. Cowan
   Amy E. Carriello
___________________________ Full Name

   200 Park Avenue
___________________________ Address

   New York, NY 10166
___________________________

   Attorney
____________________________ Occupation


                                       2